December 2024 Investor Presentation NASDAQ: WASH

Disclaimers 2 Forward-Looking Statements In this presentation, “we,” “our,” “us,” “Washington Trust” or the “Company” refers to Washington Trust Bancorp, Inc., and our consolidated subsidiaries, including The Washington Trust Company, of Westerly, unless the context indicates that we refer only to the parent company, Washington Trust Bancorp, Inc. This presentation contains certain statements that may be considered “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on various assumptions (some of which are beyond our control), may be identified by reference to a future period or periods, or by the use of forward-looking terminology such as “believe,” “expect,” “estimate,” “anticipate,” “continue,” “plan,” “approximately,” “intend,” “objective,” “goal,” “project” or other similar terms or variations on those terms, or the future or conditional verbs such as “will,” “may,” “should,” “could” and “would.” These forward-looking statements were based on information, plans and estimates at the date of this presentation, and Washington Trust assumes no obligation to update forward-looking statements to reflect changes in underlying assumptions or factors, new information, future events or other changes. Actual results, performance or achievements of Washington Trust may differ materially from those discussed in these forward-looking statements, as a result of, among other factors, the factors described under the caption “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, as filed with the Securities and Exchange Commission (the “SEC”) and updated by our Quarterly Reports on Form 10-Q and other reports filed with the SEC. You should carefully review all of these factors. You should be aware that there may be other factors that could cause these differences and many of which are beyond our control, including, but not limited, to: changes in general business and economic conditions on a national basis and in the local markets in which we operate; changes in customer behavior due to political, business and economic conditions, including inflation and concerns about liquidity; interest rate changes or volatility, as well as changes in the balance and mix of loans and deposits; changes in loan demand and collectability; the possibility that future credit losses are higher than currently expected due to changes in economic assumptions or adverse economic developments; ongoing volatility in national and international financial markets; reductions in the market value or outflows of wealth management assets under administration; decreases in the value of securities and other assets; increases in defaults and charge-off rates; changes in the size and nature of our competition; changes in legislation or regulation and accounting principles, policies and guidelines; operational risks including, but not limited to, changes in information technology, cybersecurity incidents, fraud, natural disasters, war, terrorism, civil unrest and future pandemics; regulatory, litigation and reputational risks; and changes in the assumptions used in making such forward-looking statements. Non-GAAP Financial Measures This presentation contains references to measures that are not defined in generally accepted accounting principles (“GAAP”). Management believes that the supplemental non-GAAP information, which consists of measurements and ratios based on tangible equity, is utilized by regulators and market analysts to evaluate a company’s financial condition and therefore, such information is useful to investors. These disclosures should not be viewed as a substitute for financial results determined in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures, which may be presented by other companies. Because non-GAAP financial measures are not standardized, it may not be possible to compare these financial measures with other companies' non-GAAP financial measures having the same or similar names.

Summary of December Strategic Actions

Common stock offering and balance sheet repositioning will result in improved future earnings, higher capital levels to support growth and an improved interest rate risk profile

1 Common Stock Offering

Announced common stock offering on 12/12/2024

Issued ~2.2 million new shares at $34 per/share

- 6.3% discount to last sale (12/12/2024)
- Net cash proceeds of ~$70 million to repay wholesale funding balances at weighed average rate of ~4.50%

$70 million[1]

Balance Sheet Repositioning

2 Residential Mortgage Loan Sale
(Sale is expected to settle in Q1 2025)

Agreed to sell ~$345 million in low-yielding residential mortgage loans

- ~$145 million in adjustable-rate mortgages
- ~$200 million in fixed-rate mortgages
- Weighted average rate of ~ 3.03%
- Proceeds to repay $282 million in wholesale funding balances at weighted average rate of ~4.50%

3 Securities Sale & Reinvestment

Sold ~409 million of available-for-sale securities and reinvested into ~$378 million of securities at higher rates

- Weighted average yield of ~2.65% of securities sold
- Weighted average yield of ~5.30% on securities reinvested

$70 million after-tax loss[2]

All figures shown are approximations unless otherwise noted

(1) Net proceeds received by the Company, after deducting underwriting discounts and commissions, and deducting estimated operating expenses payable by the Company

(2) The balance sheet repositioning transactions are expected to result in a net after-tax loss of approximately $70 million that will be recognized in the fourth quarter of 2024

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4 Highlights of Equity Raise and Balance Sheet Repositioning 1.85% 1.85% 0.31% Q3 2024 Actual Q3 2024 Pro Forma Net Interest Margin $10,981 $10,981 $2,650 Q3 2024 Actual Q3 2024 Pro Forma Net Income(1) ($ thousands) $0.64 $0.64 $0.06 Q3 2024 Actual Q3 2024 Pro Forma Diluted EPS(1) (Per Common Share) 10.95% 10.95% 0.57% 09/30/2024 Actual 09/30/2024 Pro Forma Common Equity Tier 1 Ratio 0.60% 0.60% 0.18% Q3 2024 Actual Q3 2024 Pro Forma Return on Average Assets(2) 10.43% 10.43% 1.83% Q3 2024 Actual Q3 2024 Pro Forma Return on Average Tangible Common Equity(3) 2.16%$13,631 11.52%0.78% $0.70 12.26% (1) Excludes the net after-tax loss of approximately $70 million that will be recognized in the fourth quarter of 2024 resulting from the balance sheet repositioning sales transactions (2) Consists of net income divided by average total assets (3) This is a non-GAAP financial measure. See appendix for a reconciliation of non-GAAP financial measures to GAAP financial measures Equity Raise & Balance Sheet Repositioning Benefit

5 Performance Momentum In addition to the common stock offering and balance sheet repositioning, our future operating results are expected to benefit from the following: o Net Interest Income & Net Interest Margin (“NIM”)(1) - declining rates benefit liability-sensitive balance sheet o Wealth Management - benefiting from improved equity markets and client fee restructure o Mortgage Banking fees - return to saleable originations has lifted sales revenue through YTD 2024; more originators expected to be hired in 2025 (commission-based) Amortization of swap termination expense ceases in April 2026 o $13.6 million unamortized at 9/30/24 o Pre-tax expense of $715 thousand per month, $8.6 million per year o Estimated annualized pro forma EPS impact = $0.37 (at 9/30/24)(2) o Estimated annualized pro forma NIM impact = 12bp (at 9/30/24)(3) (1) Consists of net interest income divided by average interest-earning assets (2) Assumes pre-tax amortization expense of $8.581 million, tax rate of 25.5%, and diluted shares for the quarter ended September 30, 2024 of $17.140 million (3) Assumes pre-tax amortization expense of $8.581 million, and interest earning assets for the quarter ended September 30, 2024 of $7.001 billion

6 Appendix Calculation of Non-GAAP Financial Measures Q3 2024 Pro-FormaQ3 2024$s in thousands Calculation of Adjusted ROATCE $13,623 $10,973 Net income available to common shareholders $509,274 485,654Average Shareholders Equity Less average balances: 63,90963,909Goodwill 3,1893,189Identifiable intangible assets, net $442,176 $418,556 Total tangible assets at end of period 12.26%10.43%Adjusted ROATCE - Non-GAAP